John Hancock Funds II

Supplement dated June 21, 2018 to the current Statement of Additional Information (the “SAI”), as may be

supplemented

U.S. Growth Fund (the “Fund”)

Effective July 1, 2018, the Rule 12b-1 fee rate for Class A shares of the Fund has been reduced.

The fifth paragraph of the “DISTRIBUTION AGREEMENTS” section of the SAI is amended and restated as follows:

The Board has adopted distribution plans with respect to each class of shares (other than Class I and Class R6 shares) pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, the Fund may pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class C shares, as applicable, of the Fund’s average daily net assets attributable to shares of the respective class of shares. However, the service portion of the Rule 12b-1 fees borne by a class of shares of the Fund will not exceed 0.25% of the average daily net assets attributable to such class of shares.

You should read this supplement in conjunction with the SAI and retain it for future reference.